Form of
Lock Up Agreement

February 12, 2008

WORLD OF TEA, INC.
c/o BroadWebAsia, Inc.
9255 Sunset Blvd, Suite 1010
West Hollywood, CA 90069

Re:

World of Tea, Inc. – Share Exchange Agreement

Dear Sirs:

In order to induce BroadWebAsia, Inc., a British Virgin Islands corporation (“BWA”) to enter into that certain Share Exchange Agreement, dated as of February 12, 2008, by and among BWA, World of Tea, Inc., a Nevada corporation (the “Company”) and each of Bradley David Greenspan, Daniel Piin Shyan Yeh and James Edward Yacabucci, Jr., the undersigned hereby agrees that for a period (the “lock-up period”) of one hundred twenty (120) days following the date hereof, the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares or securities, the “Beneficially Owned Shares”)), (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock at a price per share, in each of the foregoing cases, that is less than $0.88 (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof). Notwithstanding the foregoing, this Lock Up shall only be applicable with respect to an aggregate of ______________________ shares of Common Stock currently held by the undersigned.

Notwithstanding the foregoing, the undersigned may transfer any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) by will or intestate, (iii) to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust, partnership or the limited liability company, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to the extent applicable, as distributions to a wholly-owned subsidiary of the undersigned or to the direct or indirect members or partners of the undersigned, provided, however, that (A) it shall be a condition to such transfer that the transferee (if not already subject to this Lock Up Agreement) execute an agreement stating that such transferee is receiving and holding such capital stock subject to the provisions of this Lock Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock Up Agreement, and (B) such transfer shall not involve a disposition for value, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv), or (vi) with the prior written consent of the Company. For purposes of this Lock Up Agreement, “immediate family” shall mean any relationship by blood,  marriage or adoption, not more remote than first cousin.

This Lock Up Agreement shall be governed by and construed in accordance with the laws of the New York.

This Lock Up Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the lock-up period.  This Lock Up Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.  This Lock Up Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Signatory: ____________________

By:

Name:
Title:

2